CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT 40

TO

SPECIAL BUSINESS PROVISIONS (SBP) BCA-MS-65530-0019

BETWEEN

THE BOEING COMPANY

AND

SPIRIT AEROSYSTEMS, INC.

THIS AMENDMENT 40 (“Amendment”) to Special Business Provisions BCA-MS-65530-0019, dated June 16, 2005, is entered into as of the last date executed below by and between Spirit AeroSystems, Inc., a Delaware corporation (“Spirit”), and The Boeing Company, a Delaware corporation (“Boeing”). Hereinafter, Seller and Boeing may be referred to jointly as “Parties” hereto.

RECITALS

A.The Parties entered into Special Business Provisions BCA-MS-65530-0019 (“SBP”) and General Terms Agreement GTA BCA-65520-0032 (“GTA”) on June 16, 2005 (together, the “Agreement”).
B.The most recent amendment to the SBP is Amendment 39, dated December 21, 2023.
C.All capitalized terms used but not defined in this Amendment have the same meaning as in the Agreement.
D.The Parties wish to amend the SBP as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants set forth herein, the Parties agree as follows:

1.Agreement.
1.1.The list of AMENDMENTS of the Agreement is hereby deleted in its entirety and replaced as follows:

Amendment 40 to SBP BCA-MS-65530-0019	BOEING PROPRIETARY	Page 1

“Amendments”

Number 1 2 3 4 5 6 7 8 9
Description

Provisions for addition of second Fatigue Unit

Provisions for COPB5

Revised Payment Terms and Settlement of Claims

A10.3.1 Relocation/Subcontract Notification

D&MI Agreement
1.Changed all references of Mid-Western Aircraft Systems Inc. to Spirit AeroSystems Inc.
2.Added additional Section 1.0: definitions
3.Amended SBP 5.5 in its entirety
4.Amended SBP 7.1 in its entirety
5.Added the D&MI One Plan Documents to SBP Attachment 4 table of documents
6.Added SBP Attachment 23

D&MI Advance Payment for S-41 Pre-Amendment 5 D&MI Nonrecurring Work
1.Amended SBP 5.5 in its entirety
2.Amended SBP Attachment 1 in its entirety
3.Amended SBP Attachment 2 in its entirety
4.Amended SBP Attachment 3 in its entirety

Restrictions on Lobbying
1.Added Section 37 to the contract

Pylon Firm Configuration Price Adjustment
1.Amended SBP Attachment 1 in its entirety
2.Amended SBP Attachment 2 in its entirety
3.Amended SBP Attachment 3 in its entirety

D&MI Wing/Pylon Retro Proposal Phase I Advanced Payment
1.Amended SBP 5.5 in its entirety
2.Amended SBP Attachment 1 in its entirety
3.Amended SBP Attachment 2 in its entirety
4.Amended SBP Attachment 3 in its entirety
	Date 09/18/06 10/23/06 03/26/08 03/11/08 06/23/09 07/21/09 09/15/09 11/4/09 11/12/09	Approval K. O’Brien M. Kurimsky T. Pierson M. Kurimsky R. Parks L. McCutchen J. Loomis M. Kurimsky R. Parks M. Kurimsky R. Parks M. Kurimsky Mario Guillen W. Davis Mario Guillen Alex Webb Jeff Loomis / Mike Kurimsky

Amendment 40 to SBP BCA-MS-65530-0019	BOEING PROPRIETARY	Page 2

Number 10 11 12 13 14 15 16
Description

Quarterly Certified Inventory Reporting Form
1.Amended SBP Attachment 21 in its entirety

D&MI 3Q09 Advance Payment
1.Amended SBP 5.5 in its entirety
2.Amended SBP Attachment 1 in its entirety
3.Amended SBP Attachment 2 in its entirety
4.Amended SBP Attachment 3 in its entirety
5.Amended SBP Attachment 4 in its entirety

D&MI 4Q09 Advance Payment
1.Amended SBP 5.5 in its entirety
2.Amended SBP Attachment 1 in its entirety
3.Amended SBP Attachment 2 in its entirety
4.Amended SBP Attachment 3 in its entirety

D&MI 1Q10 Advance Payment
1.Amended SBP 5.5 in its entirety
2.Amended SBP Attachment 1 in its entirety
3.Amended SBP Attachment 2 in its entirety
4.Amended SBP Attachment 3 in its entirety

D&MI 2Q10 Advance Payment
1.Amended SBP 5.5 in its entirety
2.Amended SBP Attachment 1 in its entirety
3.Amended SBP Attachment 2 in its entirety
4.Amended SBP Attachment 3 in its entirety

D&MI 3Q10 Advance Payment
1.Amended SBP 5.5 in its entirety
2.Amended SBP Attachment 1 in its entirety
3.Amended SBP Attachment 2 in its entirety
4.Amended SBP Attachment 3 in its entirety

D&MI 4Q10 Advance Payment
1.Amended SBP 5.5 in its entirety
2.Amended SBP Attachment 1 in its entirety
3.Amended SBP Attachment 2 in its entirety
4.Amended SBP Attachment 3 in its entirety
	Date 11/20/09 11/13/09 2/11/10 5/26/10 9/30/10 11/12/10 2/28/11	Approval Peter Yi Calleen Green Jeff Loomis / Mike Kurimsky Jeff Loomis / Wade Davis Jeff Loomis / Wade Davis Mario Guillen Wade Davis Mario Guillen Wade Davis Mario Guillen Wade Davis

Amendment 40 to SBP BCA-MS-65530-0019	BOEING PROPRIETARY	Page 3

Number 17 18 19 20 21 22 (VOID) 22R1
Description

MOA Dated 12-21-10 (Blockpoint 20 Settlement)
1.Amended or added: SBP Table of Contents, Sections 1.0, 3.1.1, 3.2.1, 3.3.1, 3.3.2.2, 3.3.4.3 and 3.3.4.8, 3.3.7, 3.3.7.1, 3.3.7.2, 3.3.7.3, 3.4.2.1, 3.4.5, 4.1.1, 4.1.3, 4.2, 4.3.1, 4.3.1.1, 4.4, 4.7, 4.8, 4.9, 4.10, 5.5, 5.6, 5.7, 5.8, 5.8.1, 5.8.2, 6.1, 6.2, 6.3, 7.1, 7.2, 7.2.1, 7.2.2, 7.2.3, 7.5, 7.5.1, 7.5.2, 7.8, 7.8.1, 7.8.2, 11.2
2.Deleted SBP Sections 3.3.2.3.I, 3.4.2.3, 7.9, 7.10
3.Amended or added SBP Attachments 1, 2, 3, 4, 7, 14, 16, 23, 25, 26, 27, 28
4.Deleted SBP Attachments 13 and 19
5.Throughout SBP, various references to: “SBP Attachment 7 Indentured Parts Price List and Spare Parts Pricing” are revised to “the SPPC”.

D&MI One Plan Update
1.Updated SBP Attachments 1, 3, 23, 25
2.Amended: SBP Section 7.4 per Amendment 3

D&MI One Plan Update
1.Updated SBP Attachments 1, 2, 3, 16, 23, 25

D&MI One Plan Update
1.Updated SBP Attachments 1, 2, 3, 16, 23, 25, 27

D&MI One Plan Update
1.Amended: SBP Section 8.5
2.Updated SBP Attachments 1, 2, 3, 16, 23, 25, 27, 29

MOA Dated 4-8-14 (2015 Sustaining Pricing Agreement)
1.Amended SBP Section 5.5
2.Updated SBP Attachment 1

MOA Dated 4-8-14 (2015 Sustaining Pricing Agreement)
1.Amended SBP Section 5.5
2.Updated SBP Attachment 1
	Date 5/12/11 8/24/11 7/30/12 6/5/13 6/2/14 11/12/14 12/4/14	Approval R. Parks M. Kurimsky M. Guillen M. Kurimsky A. Mauldin C. Cotner Jeff Loomis C. Cotner C. Francois L. Hampton S. Garcia-Deleone C. Green S. Garcia-Deleone L. Hampton

Amendment 40 to SBP BCA-MS-65530-0019	BOEING PROPRIETARY	Page 4

Number 23 24 25 26 27 28 29
Description

Annual Price Adjustment thru Line Number [****]
1.Updated SBP Attachments 1, 2, and 27
Boeing Performed Rework and Repair
1.Updated SBP Attachment 16 Table A.1

Annual Price Adjustment thru Line Number [****]
1.Updated SBP Attachments 1, 2, 3, and 27
Boeing Performed Rework and Repair
1.Updated SBP Attachment 16 Table A.1

MOU Dated 8-1-17 (Collective Resolution)
1.Amended SBP Sections 3.2.1, 4.1.3, 4.2, 4.3.1.1, 4.10, 4.12, 5.2.1, 7.2.1, 7.2.2, 7.5.1, 7.8.2, 8.1, 11.2, 12.6, and 12.8.1
2.Updated SBP Attachments 1, 2, 3, 7, 10, 16, 26, 27, 28, and 30
Annual Shipset Price Adjustment thru Line Number [****]
1.Updated SBP Attachments 1, 2, and 27
Annual Shipset Price Adjustment thru Line Number [****]
1.Updated SBP Attachments 1 and 2
Boeing Performed Rework and Repair
1.Updated SBP Attachment 16 Table A.1

PMI De-Implementation
1.Updated SBP Attachments 1 and 27
2.Added SBP Section 12.8.6 and Attachment 31

Annual Shipset Price Adjustment thru Line Number [****]
1.Updated SBP Section 7.2.1 and SBP Attachments 1 and 2
Boeing Performed Rework and Repair
1.Updated SBP Attachment 16 Section A

MOA Dated 12-21-2018 (Collective Resolution 2.0)
1.Amended SBP Sections 4.1.3, 4.10, 5.5, and 7.5 and SBP Attachments 1, 7, 18, 27, 30, and 31
2.Added SBP Section 4.12.1 and Attachments 32 and 33
(Concurrently with the MOA, the Parties also executed that certain Settlement and Release Agreement dated 12-21-2018 pertaining to the release and settlement of warranty and various other claims)

787 In-House Composite Tape Slitting
Added SBP Section 12.8.7

	Date 8/3/15 12/16/15 9/22/17 12/14/17 8/17/18 1/30/19 5/14/19	Approval J. Loomis L. Hampton J. Loomis L. Hampton J. Will M. Kurimsky R. Satterthwaite L. Hampton H. Langowski L. Hampton T. McGuigan E. Bossler H. Langowski L. Bockover

Amendment 40 to SBP BCA-MS-65530-0019	BOEING PROPRIETARY	Page 5

Number 30 31 32 33 34 35 36 37 38 39 40
Description

Annual Shipset Price Adjustment thru Line Number [****]
1.Updated SBP Section 7.2.1 and SBP Attachments 1 and 2

Configuration Control
1.Updated SBP Section 21
2.Added new Section 21.1 [****]

Supply Chain Integration
1.Updated SBP Section 12.8
2.Added new Section 12.8.8 [****]

Payment Terms
1.Updated SBP Section 5.2.1

Annual Shipset Price Adjustment thru Line Number [****]
1.Updated SBP Attachments 1 and 2
Boeing Performed Rework and Repair
1.Updated SBP Attachment 16 Section A

Annual Shipset Price Adjustment thru Line Number [****]
1.Updated SBP Attachments 1 and 2

Industry Assist at Boeing Repair Station(s)
1.Added new Section 8.3.1

Annual Shipset Price Adjustment thru Line Number [****]
1.Updated SBP Attachments 1 and 2

Electronic Access, Communications and Data
Exchange Via Telecommunications
1.Updated SBP Section 12.4 “Electronic Access/Terms of Use”

Incorporating Elements of MOA executed October 12,2023.
1.Updated SBP Sections 3.21, 4.3.1, and Attachment 1
2.Added new SBP Section 4.1.1

Boeing Supply Chain Strategy
1.Added new SBP Section 12.8.9 (Boeing Supply Chain Strategy) and subsection 12.8.9.1 (Price Adjustment Methodology for Aggregation Agreements)
Date 8/12/19 9/25/19 4/15/20 1/19/21 6/30/21 12/22/21 2/9/22 8/24/22 7/10/23 12/21/23 12/13/24
Approval

H. Langowski
R. Grant

H. Langowski
E. Bosler

H. Langowski
R. Grant

H. Langowski
E. Bossler

H. Langowski
R. Grant

H. Langowski
R. Grant

H. Langowski
R. Grant

H. Langowski
R. Grant

E. Charnetskyi
K. Clark

D. Armani
L. Hampton

I. Segovia
W. Wilson

1.2.The SBP is amended to add SBP Section 12.8.9 “Boeing Supply Chain Strategy,” and subsection 12.8.9.1 “Price Adjustment Methodology,” attached hereto as Exhibit A.

Amendment 40 to SBP BCA-MS-65530-0019	BOEING PROPRIETARY	Page 6

2.Miscellaneous.
2.1.All other provisions of the Agreement remain unchanged and in full force and effect.
2.2.This Amendment cancels and supersedes all previous agreements between the Parties relating to the content of this Amendment, whether written or oral.
2.3.Boeing may periodically consolidate this Amendment and all previous amendments into the Agreement for administrative purposes.

3.Governing Law.
This Amendment shall be governed by the internal laws of the State of Washington without reference to any rules governing conflict of laws.

4.Confidentiality.
This Amendment contains Proprietary Information pursuant to the Agreement.

EXECUTED as of the date and year last set forth below by the duly authorized representatives of the Parties.

THE BOEING COMPANY	SPIRIT AEROSYSTEMS, INC.

/s/ Isabella Segovia	/s/ William Wilson
Signature	Signature

Isabella Segovia	William Wilson
Printed name	Printed name

Contracts Procurement Agent	Sr Mgr Contracts
Title	Title

12/19/2024	12/19/2024
Date	Date

Amendment 40 to SBP BCA-MS-65530-0019	BOEING PROPRIETARY	Page 7

EXHIBIT A

12.8.9 Boeing Supply Chain Strategy
The Parties entered into master framework agreement AA-65C00-7492 (“Framework Agreement”), Boeing Raw Materials Strategy Terms of Sale Agreement 3PLPA-65C00-7486 (“BRMSTSA”), and Boeing Aggregated Standards Network Participation Agreement SPA-65BB3-208 (“BASN Participation Agreement”) regarding the supply, by Boeing to Spirit, of certain parts, materials and standards as applicable (collectively the “Aggregation Agreements”). This Section 12.8.9 and subsections thereto address the Aggregation Agreements between Boeing as a seller and Spirit as a buyer, wherein Spirit incorporates the supply by Boeing (as seller) necessary for Spirit’s delivery of Product to Boeing (as buyer). Under the Aggregation Agreements, Boeing may act through its service provider (“Boeing’s Service Provider”).
12.8.9.1 Price Adjustment Methodology for Aggregation Agreements
At execution of the applicable Aggregation Agreement by the Parties, the prices for the parts, materials, and standards existing in the applicable Aggregation Agreement (“Aggregated Items”) shall be the base prices (“Base Prices”).
In the event Base Prices increase or decrease during the term of this SBP (as compared to the Base Prices as of the date of execution of the applicable Aggregation Agreement), the Product price will increase or decrease as applicable on a [****] basis related to the Base Prices’ increase or decrease. The increased or decreased Base Prices shall be treated as new Base Prices, with each subsequent increase or decrease to be treated as subsequent new Base Prices. For each increase or decrease in Base Price (whether to original or a new Base Price), Product price will increase or decrease as applicable on a [****] basis related to the increase or decrease to the Base Price. For example, if the Base Price is $[****] and it increases to $[****], Product price will be increased by $[****] and the new Base Price will be $[****]. If the new Base Price increases from $[****] to $[****], Product price will then be increased by $[****] and the new Base Price will be $[****]. Any such changes to Base Prices will be the maximum values used to calculate any equitable adjustment pursuant to Section 6 (Changes) and Section 7 (Change Provisions) in the SBP to reflect the impact of price changes for the Aggregated Items.
In the event parts, materials, or standards are added to the Aggregation Agreements after their execution and for which Spirit does not have a requirement for use at the date of execution, a Base Price will be created by Boeing for each such item and added to the applicable Aggregation Agreement, and a [****] increase or decrease to the Product price will be applied. Thereafter, the methodology for price adjustment described in the second paragraph of this subsection 12.8.9.1 shall be applied.
In the event standards are added to the BASN Participation Agreement after its execution and for which Spirit has a requirement for use at the date of the standard’s addition to the BASN Participation Agreement, a Base Price will be created by Boeing for each such item and added to the BASN Participation Agreement. For each Base Price increase or decrease thereafter, the methodology for price adjustment described in the second paragraph of this subsection 12.8.9.1 shall be applied.

Amendment 40 to SBP BCA-MS-65530-0019	BOEING PROPRIETARY	Page 8